UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to 14a-12

COMMAND SECURITY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMMAND SECURITY CORPORATION

512 Herndon Parkway, Suite A

Herndon, VA 20170

July 28, 2017

Dear Fellow Shareholder:

On behalf of your Board of Directors, I cordially invite you to attend the 2017 Annual Meeting of Shareholders of Command Security Corporation, which will be held on September 14, 2017 at 10:00 a.m., Eastern Daylight Time. We are very pleased that this year’s Annual Meeting will again be a completely virtual meeting of the shareholders, which will be conducted via live webcast. You will be able to attend the 2017 Annual Meeting, online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MOC2017.

We are also very pleased to be using the Securities and Exchange Commission rule allowing companies to furnish proxy materials to shareholders electronically. We believe that the e-proxy process expedites our shareholders’ receipt of proxy materials, lowers the cost of distribution and reduces the environmental impact of our Annual Meeting.

In accordance with this rule, we will send a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) on or about July 28, 2017 to shareholders of record as of the close of business on July 26, 2017. The Notice of Internet Availability contains instructions on how to access our Proxy Statement and our Annual Report for the fiscal year ended March 31, 2017 and vote online. If you did not receive a printed copy of our proxy materials and would like to receive one from us instead of downloading a printable version, please follow the instructions for requesting such materials included in the Notice of Internet Availability, as well as in the attached Proxy Statement. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement. At the Annual Meeting, we will also respond to your questions.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to read our Proxy Statement and vote. You may submit your proxy electronically, by telephone or by mail.

I look forward to our 2017 Annual Meeting of Shareholders.

Sincerely,

Craig P. Coy Chief Executive Officer

COMMAND SECURITY CORPORATION

512 Herndon Parkway, Suite A,

Herndon, VA 20170

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

WHAT:	The 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Command Security Corporation, a New York corporation (the “Company”).

WHEN:	10:00 a.m. EDT, on September 14, 2017

WHERE:	You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MOC 2017 . You will need the 12-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) to enter the meeting.

ITEMS OF BUSINESS:	1. To elect as members of Class I of our Board of Directors the two (2) nominees named in the Proxy Statement accompanying this Notice of 2017 Annual Meeting of Shareholders (the “Notice of 2019 Annual Meeting”), to serve on our Board of Directors (the “Board”) until our 2019 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified;

2. To ratify the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2018; and

3. To approve the amendment and restatement of the Command Security Corporation 2009 Omnibus Equity Incentive Plan, including an increase in the number of shares subject to the plan; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Our Board is not presently aware of any other matter that may be raised for consideration at the Annual Meeting.

WHO MAY VOTE:	You may vote if you are a shareholder of record as of the close of business on July 26, 2017.

ANNUAL REPORT:	A copy of our Annual Report for the fiscal year ended March 31, 2017 is available at www.proxyvote.com.

DATE OF MAILING OR AVAILABILITY:	This Notice of 2017 Annual Meeting and this Proxy Statement will first be mailed or made available, as the case may be, to shareholders on or about July 28, 2017.

Whether or not you plan to attend the Annual Meeting online, please vote electronically or by telephone or, if you have received a paper copy of the proxy, please sign and date the enclosed proxy card and return it promptly. If shares are held in a bank or brokerage account, you may vote by submitting voting instructions to your bank or broker. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. Any shareholder may vote at the Annual Meeting, thereby canceling any previous proxy, provided that if your shares are held in a bank or brokerage account you will need to obtain a proxy, executed in your favor, from the shareholder of record (broker or nominee) to be able to vote by proxy at the Annual Meeting.

By Order of the Board of Directors

Craig P. Coy
Chief Executive Officer

i

COMMAND SECURITY CORPORATION

512 Herndon Parkway, Suite A

Herndon, VA 20170

PROXY STATEMENT

FOR 2017 ANNUAL MEETING OF SHAREHOLDERS

ANNUAL MEETING MATTERS

These proxy materials are being made available to you electronically or, upon your request, printed versions of these materials have been delivered to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Command Security Corporation, a New York corporation (referred to herein as “we,”, “us,”, “Command” or the “Company”), for the Company’s fiscal 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m. EDT on Tuesday, September 14, 2017.

GENERAL INFORMATION ABOUT VOTING

General

This Proxy Statement has information about the Annual Meeting and was prepared by our management for our Board. We will send the Notice of Internet Availability on or about July 28, 2017 to shareholders of record entitled to vote at the Annual Meeting. All shareholders have the ability to access the proxy materials online and to download printable versions of the proxy materials or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials electronically or to request a printed copy can be found in the Notice of Internet Availability and in this Proxy Statement.

Purpose of the meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of 2017 Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

Who can vote?

You can vote your shares of common stock if our records show that you own the shares on the record date of July 26, 2017. As of July 26, 2017, we have 9,792,618 shares of common stock outstanding, all of which will be eligible to vote at the Annual Meeting. Shareholders are entitled to one vote for each share of common stock held. Only holders of the Company’s common stock as of the record date are entitled to notice of and to vote on some or all of the matters listed in this Proxy Statement and the accompanying Notice of 2017 Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal executive offices at the address listed above for a period of at least 10 days prior to the Annual Meeting and during the Annual Meeting such list will be available for examination at www.virtualshareholdermeeting.com/MOC2017.

The Securities and Exchange Commission’s (“SEC”) rules permit us to deliver a single Notice of 2017 Annual Meeting or set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of 2017 Annual Meeting to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of 2017 Annual Meeting and, if applicable, proxy materials, as requested, to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice of 2017 Annual Meeting, proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

What do I need in order to be able to attend the Annual Meeting online?

The Company will be hosting the Annual Meeting live online. Any shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/MOC2017. You will need the 12-digit control number included in your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the Annual Meeting. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MOC2017.

1

How do I vote if my shares are held in “street name”?

If on July 26, 2017, your shares are held in the name of your broker, dealer, bank, trustee or other nominee, that party should give you instructions for voting your shares. You should follow those instructions to vote directly, electronically or by telephone or mail. The instructions set forth below apply to shareholders of record (also referred to as “registered holders”) only and not those whose shares are held in the name of a nominee.

How do I vote by proxy if I am a registered holder?

If on July 26, 2017, your shares are registered directly in your name with our transfer agent, Computershare Investor Services, then you are a registered holder. If you are a registered holder, you may vote by granting a proxy. The proxy holders will vote your shares as you instruct. If you grant a proxy but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote in the manner set forth below:

1.	FOR the election of two (2) Class I directors listed below in Proposal No. 1 to serve on our Board until our 2019 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified;

2.	FOR the ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018, as described in Proposal No. 2;

3.	FOR the approval of the amendment and restatement of the Command Security Corporation 2009 Omnibus Equity Incentive Plan, including an increase in the number of shares subject to the plan; and

4.	In the manner that the proxy holders deem appropriate for any other proposal to be considered at the Annual Meeting.

You can vote by proxy electronically or by telephone or mail by following the instructions set forth below:

Voting Electronically

You can vote at www.proxyvote.com 24 hours a day, seven days a week. You will need the 12-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials).

Voting By Telephone

You can vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 12-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials).

The online and telephone voting procedures, which comply with New York law, are designed to authenticate shareholder’s identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Voting By Mail

If you have received a printed copy of the proxy materials by mail, you may complete, sign and return by mail the proxy card sent to you together with the printed copies of the proxy materials. The proxy card should be mailed to Command Security Corporation, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 p.m. EDT on September 13, 2017.

Proxies submitted by mail should be received by the Company before 10:00 a.m. EDT on September 14, 2017.

On what matters may I vote?

1.	FOR the election of two (2) Class I directors listed below in Proposal No. 1 to serve on our Board until our 2019 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified;

2.	FOR the ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018, as described in Proposal No. 2;

3.	FOR the approval of the amendment and restatement of the Command Security Corporation 2009 Omnibus Equity Incentive Plan, including an increase in the number of shares subject to the plan as described in Proposal No. 3; and

4.	In the manner that the proxy holders deem appropriate for any other proposal to be considered at the Annual Meeting.

You can vote by proxy electronically or by telephone or mail by following the instructions set forth below:

The foregoing items of business are more fully described in the Proxy Statement. None of the proposals requires the approval of any other proposal to become effective.

2

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote FOR the election of two (2) Class I directors named herein to serve on our Board (Proposal One), FOR the ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018 (Proposal Two) and FOR the approval of the amendment and restatement of the Command Security Corporation 2009 Omnibus Equity Incentive Plan, including an increase in the number of shares subject to the plan (Proposal Three).

What if other matters are presented at the Annual Meeting?

The matters described in this Proxy Statement are the only matters we know will be voted at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will vote on those matters in accordance with their judgment as to the best interests of the Company.

Can I change my vote after I return my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by giving our Chief Executive Officer a written notice revoking your proxy, by attending the Annual Meeting online, by signing, dating and returning to us a new proxy or by voting again electronically or by telephone at a later time before the closing of those voting facilities at 11:59 p.m. EDT on September 13, 2017. We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the Annual Meeting. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice of Internet Availability or proxy card is the date of the proxy.

Can I vote at the Annual Meeting rather than by completing a proxy?

Although we encourage you to complete and return a proxy prior to the Annual Meeting, you can attend the Annual Meeting and vote your shares online by visiting www.virtualshareholdermeeting.com/MOC2017. You will need the 12-digit control number included on your Notice of Internet Availability or proxy card (if you receive a printed copy of the proxy materials) in order to be able to vote during the Annual Meeting. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

How is a quorum obtained?

We will hold the Annual Meeting if a quorum is present. A quorum will be present if holders of a majority of the outstanding shares of common stock entitled to vote on a matter at the Annual Meeting are present in person or represented by proxy at the Annual Meeting. If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned from time to time until a quorum is obtained. If you submit a proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals listed on the proxy card. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

How many votes are required to approve the proposals?

A plurality of the votes cast of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of directors. Accordingly, the two (2) nominees for Class I director receiving the highest number of affirmative votes for such class will be elected. Because the nominees will be elected by a plurality vote, neither broker non-votes nor shares abstaining from the vote on the proposal to elect the slate of nominees will have an effect on the outcome of the election.

The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Board’s appointment of our independent registered public accounting firm. With respect to the ratification of the appointment of the independent registered public accountants, abstentions are considered to be shares present and entitled to be cast and will have the effect of a negative vote on the matter, and broker non-votes are not counted as shares eligible to vote and will have no effect on the outcome of the matter. Shareholder ratification of the appointment of D’Arcangelo & Co., LLP as our independent registered public accountants is not required by our By-laws or other applicable legal requirement. However, the Board is submitting the selection of D’Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the audit committee of our Board (the “Audit Committee”) will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s and our shareholders’ best interests.

The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment and restatement of the Company’s 2009 Omnibus Equity Incentive Plan. Abstentions are considered to be shares present and entitled to be cast and will have the effect of a negative vote on the matter, and broker non-votes are not counted as shares eligible to vote and will have no effect on the outcome of the matter.

3

What is a “broker non-vote”?

The NYSE MKT LLC (“NYSE MKT”) has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting on non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters with respect to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Under current NYSE MKT interpretations, Proposal One and Proposal Three are considered a non-discretionary matter and Proposal Two is considered a discretionary matter. Broker non-votes will have no effect on the outcome of Proposal One or Proposal Three.

Who will count the votes?

Broadridge Financial Solutions, Inc. will tabulate and certify the votes and N. Paul Brost, the Chief Financial Officer of the Company, will serve as the inspector of election.

Who is making and paying for this proxy solicitation?

This proxy is solicited on behalf of the Board. The Company will pay the cost of distributing this Proxy Statement and related materials. Our officers may solicit proxies by mail or telephone. Upon request, we will furnish copies of these proxy materials to banks, brokers, fiduciaries, custodians and other nominees that hold shares on behalf of beneficial owners so that they may forward the materials to the beneficial owners. The Company may, if appropriate, retain an independent proxy solicitation firm to assist the Company in soliciting proxies. If the Company does retain a proxy solicitation firm, the Company would pay such firm’s customary fees and expenses which fees would be expected to be approximately $5,000, plus expenses.

Is my vote confidential?

Proxy cards and voting tabulations that identify individual shareholders are mailed or returned directly to Broadridge Financial Solutions and handled in a manner that protects your voting privacy. Your vote will not be disclosed EXCEPT:

1. as needed to permit Broadridge Financial Solutions, Inc. to tabulate and certify the vote;

2. as required by law; or

3. in limited circumstances such as a proxy contest in opposition to the Board.

In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Company information and mailing address

We were incorporated under New York law on May 9, 1980. Our principal executive offices are located at 512 Herndon Parkway, Suite A, Herndon, VA 20170. Our telephone number is (703) 464-4735. Our website address is www.commandsecurity.com .

Information on our website is not intended to be incorporated into this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 14, 2017:

The Notice of 2017 Annual Meeting, this Proxy Statement and our 2017 Annual Report are available at www.proxyvote.com . In addition, if you have not received a copy of our proxy materials and would like to receive one for the Annual Meeting or for future shareholder meetings, you may request paper or e-mail copies as follows:

●	By telephone: call 1-800-579-1639 free of charge and follow the instructions;

●	By Internet: go to www.proxyvote.com and follow the instructions; or

●	By e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and put the 12-digit control number located in your Notice of Internet Availability in the subject line.

4

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our Board is currently comprised of five (6) members divided into two classes of directors serving staggered two-year terms. Class I currently consists of three (3) directors: Craig P. Coy, Janet L. Steinmayer and Jerry L. Johnson. Class II currently consists of three (3) directors: James P. Heffernan, Thomas P. Kikis and Mark Sullivan.

The Class I directors of the Company to be elected at the Annual Meeting will serve for a term of two years, expiring at the Annual Meeting of Shareholders in 2019 or until their respective successors are elected and have qualified. On July 6, 2017, Ms. Steinmayer, a Class I Director, notified the Board of her decision to not stand for re-election as a Director when her current term expires at the Annual meeting. The Class II directors of the Company will continue in office for their existing terms, which expire at the 2018 Annual Meeting of Shareholders or when their respective successors are duly elected and qualified.

Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of the nominees listed below. In the event the nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board may select. The Board has no reason to believe that the nominees will be unable or unwilling to serve.

Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding common stock, present in person or represented by proxy, voting together as a single class. Accordingly, the two (2) nominees for Class I director receiving the highest number of affirmative votes for such class will be elected.

Directors

Set forth below is certain information regarding the Company’s directors whose term in office will continue following the Annual Meeting, subject to election of the Class I director nominees, including information furnished by them as to their principal occupations and business experience for the past five years, membership on committees of the board and directorships held by them in other publicly-held companies, their respective ages as of July 28,2017, and the year in which each became a director of the Company. Each director has served continuously with the Company since their first election as indicated below.

Name	Age	Position with the Company	Director Since
Class I Nominees for Terms Ending in 2019:
Craig P. Coy	67	Chief Executive Officer and Director	2012
Jerry Johnson	47	Director	2017

Class II Directors:
Thomas P. Kikis	56	Director and Chairman of the Board	2004
James P. Heffernan	71	Director	2010
Mark Sullivan	64	Director	2013

Nominees for Class I of our Board

Craig P. Coy has served as our Chief Executive Officer and one of our directors since January 3, 2012. Prior to joining the Company, Mr. Coy provided independent security consulting services from January 2009 to December 2011. Mr. Coy served from July 2006 to January 2009 as President and Chief Operating Officer of the Homeland Security Group of L-3 Communications Holdings, Inc., a security and defense contractor. Prior to joining L-3, Mr. Coy served as the Chief Executive Officer of the Massachusetts Port Authority (“Massport”) from 2002 to 2006, where he oversaw Logan International Airport, the Port of Boston, the Tobin Bridge and Hanscom Field in Bedford. At Massport, Mr. Coy led the implementation of Logan’s nationally recognized 100% bag screening program, the nation’s first permanent system approved for a major U.S. international airport. From 1999 until 2001 he served as Chief Executive Officer and president of HR Logic, Inc., before which, he spent eight years providing logistical support, maintenance and training services to the aerospace industry as vice president and general manager for Lear Siegler Services, Inc. Mr. Coy served in the U.S. Coast Guard (the “USCG”) for more than 20 years in various capacities, including Chief Operating Officer for activities in Europe and Director of the Commandant’s Strategic Planning Office. In 1983, he became the first USCG officer ever to be selected as a White House Fellow and worked with President Ronald Reagan’s domestic policy advisor, before going on to serve as deputy director for Counter Terrorism at the National Security Council. As the Chief Executive Officer of the Company, Mr. Coy’s extensive security industry experience allows him to contribute valuable advice to our Board regarding strategic opportunities for the Company, as well as providing insight into the Company’s short- and long-term challenges. He also serves as a conduit between the Board and management while overseeing the Company’s operations to realize the Board’s strategic goals. For these reasons, our Board has concluded that Mr. Coy should serve as a director of the Company.

Jerry L Johnson has served as one of our directors since March 6, 2017. Mr. Johnson is a founding member and Managing Director of the private equity firm RLJ Equity Partners. Mr. Johnson has been involved in all aspects of RLJ Equity Partners’ development since 2007.

RLJ Equity Partners acquires controlling positions in crucial economic sectors including business services, value-added manufacturing and logistics. Mr. Johnson has led RLJ’s control investments in several business services companies, including Media Source, Naylor Association Solutions, MarketCast, Phase One and Envirovac. He has supported the firms’ portfolio by sourcing and/or executing several add-on investments which include Boxwood (which was acquired by Naylor), Timberlake (which was acquired by Naylor) and Zak (which was acquired by LAI International). In addition, he led the international co-investments alongside the Carlyle Group in Tok & Stok, and CVC International (which undertook an exit IPO as CVCB3). Mr. Johnson’s early career includes experience advising Fortune 500 Companies as an investment banker with Donaldson, Lufkin, & Jenrette and as a consultant with McKinsey & Company.

In 2004, Mr. Johnson was appointed by President George W. Bush as a White House Fellow to serve as a Special Assistant to the Secretary of Defense. Mr. Johnson’s work on the Quadrennial Defense Review earned him the Secretary of Defense Medal for Exceptional Public Service.

Mr. Johnson received his M.B.A. from Harvard Business School and his B.S. in Chemical Engineering, summa cum laude, from the University of Tennessee, Knoxville.

5

The Board unanimously recommends a vote FOR the election of each of the Class I nominees for director listed above.

Incumbent Class I Directors

Thomas P. Kikis has served as one of our directors since August 2004 and as Chairman of the Board since 2013. Mr. Kikis is the managing member of Arcadia Securities, LLC, a New York based registered broker-dealer which he organized in 1998. He is also the President of Kikis Asset Management, a New York - based money management firm he started in 1991. Prior to that, he was Vice President in charge of trading and a Portfolio Manager at Deltec Securities, the New York subsidiary of an international investment bank. Previously he was an investor and a director of the Company from October 1997 to September 2000. Mr. Kikis has a B.A. from Princeton University and an Executive M.B.A. in Finance from the New York University Stern Graduate School of Business. As a long-time investor with experience investing in public companies having a similar market capitalization as the Company, Mr. Kikis contributes valuable advice to our Board regarding the Company’s challenges and opportunities, financial issues and our obligations as a public company. For these reasons, our Board has concluded that Mr. Kikis should serve as a director of the Company.

James P. Heffernan has served as one of our directors since October 2010. Currently, Mr. Heffernan serves as a Lead Independent Director and a member of the board of directors of United Natural Foods, Inc., a leading distributor of natural and organic foods. He is also a director of Jason Industries, Inc., which, together with its subsidiaries, is engaged in the manufacture of seating, finishing, components, and automotive acoustics primarily in the United States and internationally. Mr. Heffernan served as a member of the board of directors of Solutia Inc., a performance materials specialty chemical manufacturer with global operations, until its acquisition by Eastman Chemical in July 2012. From 1987 until 1996, Mr. Heffernan served as President of WHR Management Corp. and as General Partner and President of Whitman Heffernan & Rhein Workout Funds, an investment banking firm specializing in corporate reorganizations. From 1990 to 1996, Mr. Heffernan served as Chief Financial Officer, Chief Operating Officer and as a Director of Danielson Holding Corporation, which had ownership interests in a number of insurance and trust operations. From 1993 until 2000, Mr. Heffernan served as a Director and as Chairman of the Finance Committee of Columbia Energy Group, a vertically integrated gas company with several billion dollars of annual revenues and assets (which was acquired by NiSource in November 2000). Before joining WHR Management Corp., Mr. Heffernan was an attorney with the New York based law firm Anderson, Kill & Olick, PC. where he specialized in corporate reorganizations. As an attorney with many years of corporate business experience, Mr. Heffernan contributes valuable advice to our Board regarding the Company’s challenges and opportunities, financial issues and short- and long-term business strategy. For these reasons, our Board has concluded that Mr. Heffernan should serve as a director of the Company.

Mark Sullivan has served as one of our directors since July 22, 2013. Mr. Sullivan is a Co-Founder and Partner of Global Security and Intelligence Strategies. Prior to entering private life, Mr. Sullivan was the Director of the United States Secret Service from 2006-2013 and served in a variety of leadership roles as a Special Agent in the organization for nearly 30 years. Mr. Sullivan began his career in Federal law enforcement nearly 35 years ago as a Federal Protective Officer before becoming a Special Agent with the Housing and Urban Development Inspector General for Investigations. Mr. Sullivan serves on the Board of Directors of Heroes, Inc., a non-profit organization established to assist the widows and children of law enforcement officers and firefighters who lost their lives in the line of duty. As an effective former chief executive, Mr. Sullivan contributes valuable security, government and professional leadership experience to the Company. For these reasons, our Board has concluded that Mr. Sullivan should serve as a director of the Company.

6

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected D’Arcangelo & Co., LLP as the independent registered public accountants to audit the books, records and accounts of the Company for the current fiscal year ending March 31, 2018, subject to ratification by the shareholders at the Annual Meeting. D’Arcangelo & Co., LLP has audited the Company’s financial statements since 1996. Although shareholder ratification is not required by our By-laws or any other applicable legal requirement, the Board is submitting the selection of D’Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance. Our Board recommends that shareholders vote for ratification of this appointment. In the event of a negative vote on ratification, the Board may reconsider its selection. A representative of D’Arcangelo & Co., LLP is expected to be present at our Annual Meeting; they will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent registered public accountants. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent registered public accountants.

Pursuant to the Audit Committee charter, the Audit Committee is required to pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934 (“Exchange Act”), or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent registered public accountants; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

During the fiscal years ended March 31, 2017 and 2016 and the interim period between April 1, 2017 and July 28,2017, neither the Company nor anyone acting on its behalf consulted D’Arcangelo & Co., LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Approval of Proposal Two will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

The following table sets forth the aggregate fees billed by D’Arcangelo & Co., LLP for audit and non-audit services rendered to the Company in our fiscal years ended March 31, 2015 and 2016, all of which were pre-approved by the Audit Committee. These fees are categorized as audit fees, audit related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.

Fee Category	Fiscal 2016	Fiscal 2017
Audit Fees	$240,000	$245,000
Audit-Related Fees	17,500	17,500
Tax Fees	43,285	38,599
All Other Fees		3,347
	$300,785	$304,446

Audit fees - These fees generally consist of professional services rendered for the audits of the financial statements of the Company, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

Audit-related fees - These fees generally consist of assurance and other services related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent registered public accounting firm, issuance of consents, due diligence related to acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax fees - These fees generally relate primarily to tax compliance, including review and preparation of corporate tax returns, assistance with tax audits, review of the tax treatment for certain expenses and tax due diligence relating to acquisitions. They also include fees for state and local tax planning and consultations with respect to various tax matters.

All other fees - These fees generally consist of reviews for compliance with various government regulations, risk management and treasury reviews and assessments and audits of various contractual arrangements.

Our Board has determined that the services rendered by D’Arcangelo & Co., LLP are compatible with maintaining their independence as the Company’s independent auditors.

The Board unanimously recommends a vote “FOR” ratification of the appointment of D’Arcangelo & Co., LLP as the Company’s independent registered public accountants for our fiscal year ending March 31, 2018.

7

INFORMATION CONCERNING EXECUTIVE OFFICERS

The executive officers of the Company, along with their respective ages and positions with the Company, as of July 28, 2017, are set forth below.

Name	Age	Position with the Company
Craig P. Coy	67	Chief Executive Officer
N. Paul Brost	63	Chief Financial Officer
Scott Landry	52	Executive Vice President of Operations

See “Proposal One-Election of Directors – Nominees for Class I Directors” for information relating to Mr. Coy.

N. Paul Brost has served as our Chief Financial Officer since January 14, 2013. Prior to joining the Company, Mr. Brost served as the Vice President, Finance and Chief Financial Officer of UNISYS Federal Systems from 2009 until 2010. In addition, from 2001 until 2009, he was the Senior Vice President, Finance for Orbital Sciences Corporation. Mr. Brost is a CPA, a former Partner with Ernst & Young LLP and a graduate of Southern Illinois University. Since March 2014, Mr. Brost has served as a Director and Chairman of the Board of BioFire Defense, LLC.

Scott Landry has served as our Executive Vice President of Operations since October 15, 2012. Prior to joining the Company, Mr. Landry served as Executive Strategy Advisor for FedEx Services Inc. in Memphis, Tennessee from December 2011 until September 2012. In addition, from January 2009 until December 2011, he served as Managing Director for Highland Growth Partners, LLC, an independent management consulting firm. Previously, Mr. Landry served as Senior Vice President for operations and business development for Brink’s Inc., an international security and cash services company from May 2005 until December 2008. Mr. Landry has also served as a business strategy consultant with Booz Allen Hamilton Inc. and L.E.K Consulting Group LLC. Mr. Landry is a combat veteran, a graduate of the United States Military Academy at West Point and received his MBA from Harvard University.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information with respect to beneficial ownership of our common shares as of July 26, 2017 by:

●	each person known by us to beneficially own more than 5% of our outstanding common shares;

●	the individual serving as our chief executive officer and our two most highly compensated executive officers other than our chief executive officer who were named executive officers at the end of fiscal year 2017 (the “Named Executive Officers”);

●	each of our directors and nominees for director; and

●	all Named Executive Officers, directors and director nominees as a group.

Except as otherwise noted, the address of each person/entity listed in the table is c/o Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170. The table includes all common shares that may be issued within 60 days of July 26, 2017 upon the exercise of options and other rights beneficially owned by the indicated shareholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes all common shares as to which such persons have voting and investment power. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all common shares stated as being beneficially owned. The applicable percentage of ownership for each shareholder is based on 9,792,618 common shares outstanding as of July 26, 2017, together with applicable options or warrants exercisable for common shares held by such shareholder. Common shares that may be issued upon exercise of options and other rights beneficially owned (and that may be exercised within 60 days of July 26, 2017) are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Certain Beneficial Owners

Norman H. Pessin and Sandra F. Pessin (3) 366 Madison Avenue 14th Floor New York, NY 10017	1,461,942	14.8%

Wax Asset Management LLC(5) Evan Wax 44 Cherry Lane Madison, CT 06443	1,475,970	15.0%

Named Executive Officers

Craig P. Coy (CEO) (6)	784,556	7.4%

N. Paul Brost (CFO) (7)	205,000	2.0%

Scott Landry (EVP Operations)(8)	153,922	1.5%

Directors and Director Nominees*

Thomas P. Kikis(9) Arcadia Securities 720 Fifth Avenue 10th Floor New York, New York 10019	2,646,053	26.4%

James P. Heffernan(10)	190,000	1.9%

Janet L. Steinmayer(11)	145,000	1.5%

Mark Sullivan(12)	75,000	0.8%
Jerry L. Johnson (13)	25,000	0.3%

All Executive Officers and Directors (including Director Nominees) as a Group (7 Persons)	4,199,531	36.8%

9

*Information with respect to our common shares that are owned by Mr. Coy, who is also a member of our Board, is set forth above in this table under the heading “Named Executive Officers.”

(1) Except as otherwise indicated below, each named person has voting and investment powers with respect to the securities owned by them.

(2) Based on 9,848,186 common shares outstanding at July 26, 2017 calculated in accordance with Rule 13d-3(d)(1)(I) as promulgated under the Exchange Act.

(3) Information contained in the columns above and in this footnote is based on a report on Schedule 13D filed with the SEC on January 28, 2013 by Norman H. Pessin. SEP IRA FBO Norman H. Pessin directly owns 1,106,742 shares of common stock and Sandra F. Pessin directly owns 355,200 shares of common stock.

(4) Information contained in the columns above and in this footnote is based on a report on Schedule 13G filed with the SEC on February 18, 2015 by ISF Management LLC. Certain investment limited partnerships collectively own 493,513 shares of common stock. These securities may be deemed to be beneficially owned by ISF Management LLC, which serves as general partner and/or investment manager of these investment limited partnerships, and Matthew Shefler, as the Managing Member of ISF Management LLC. Each of ISF Management LLC and Mr. Shefler disclaim beneficial ownership in the shares directly held by these investment limited partnerships, except to the extent of any pecuniary interest therein.

(5) Information contained in the columns above and in this footnote is based on a report on Schedule 13G/A filed with the SEC on September 26, 2016 by Wax Asset Management LLC. Certain investment advisory clients of Wax Asset Management, LLC collectively own 1,098,585 shares of common stock of the Company. These securities may be deemed to be beneficially owned by Wax Asset Management, LLC, pursuant to its discretionary power to make investment decisions over such shares, and Evan Wax, as the President of Wax Asset Management, LLC.

(6) Consists of (i) 55,896 common shares owned by the Coy Consulting 401K Profit Sharing Plan, of which Mr. Coy is a trustee and the sole beneficiary, (ii) 28,660 common shares owned directly by Mr. Coy and (iii) the following options to purchase common shares held by Mr. Coy, each of which is exercisable within 60 days of July 26, 2017:

●	options to purchase 240,000 common shares at an exercise price of $1.64 per share,

●	options to purchase 180,000 common shares at an exercise price of $2.30 per share,

●	options to purchase 180,000 common shares at an exercise price of $3.00 per share, and

●	options to purchase 100,000 common shares at an exercise price of $1.79 per share.

(7) Consists of options exercisable within 60 days of July 26, 2017 to purchase 165,000 common shares at an exercise price of $1.91 per share and to purchase 40,000 common shares at an exercise price of $3.25 per share held by Mr. Brost.

(8) Consists of options exercisable within 60 days of July 26, 2017 to purchase 113,992 common shares at an exercise price of $1.52 per share and to purchase 40,000 common shares at an exercise price of $3.25 per share held by Mr. Landry.

10

(9) Consists of (i) 638,293 common shares owned directly by Mr. Thomas Kikis, (ii) 213,032 common shares held by Mr. Thomas Kikis’ wife and children for which Mr. Thomas Kikis has the discretion to vote and dispose, (iii) 85,000 common shares held by the Kikis Family Foundation over which Mr. Thomas Kikis has discretionary investment authority, and (iv) the following options to purchase common shares held by Mr. Thomas Kikis, each of which is exercisable within 60 days of July 26, 2017:

●	options to purchase 10,000 common shares at an exercise price of $2.67 per share,
●	options to purchase 10,000 common shares at an exercise price of $3.19 per share,
●	options to purchase 13,753 common shares at an exercise price of $3.36 per share,
●	options to purchase 32,658 common shares at an exercise price of $3.08 per share,
●	options to purchase 35,000 common shares at an exercise price of $2.40 per share,
●	options to purchase 35,000 common shares at an exercise price of $1.42 per share,
●	options to purchase 35,000 common shares at an exercise price of $1.28 per share,
●	options to purchase 25,000 common shares at an exercise price of $1.61 per share, and
●	options to purchase 25,000 common shares at an exercise price of $1.80 per share.

Also includes 1,488,317 common shares held by the Dynasty Trust under Article IX of the First Amended and Restated Peter Thomas Kikis Revocable Trust, i/u/d 6/17/2010.

(10) Consists of the following options to purchase common shares held by Mr. Heffernan, each of which is exercisable within 60 days of July 26, 2017:

●	options to purchase 50,000 common shares at an exercise price of $2.01 per share,
●	options to purchase 35,000 common shares at an exercise price of $1.42 per share,
●	options to purchase 35,000 common shares at an exercise price of $1.28 per share,
●	options to purchase 35,000 common shares at an exercise price of $1.61 per share, and
●	options to purchase 35,000 common shares at an exercise price of $1.80 per share.

(11) Consists of the following options to purchase common shares held by Ms. Steinmayer, each of which is exercisable within 60 days of July 26, 2017:

●	options to purchase 50,000 common shares at an exercise price of $1.50 per share,
●	options to purchase 25,000 common shares at an exercise price of $1.42 per share,
●	options to purchase 25,000 common shares at an exercise price of $1.28 per share,
●	options to purchase 10,000 common shares at an exercise price of $1.61 per share, and
●	options to purchase 35,000 common shares at an exercise price of $1.80 per share.

(12) Consists of the following options to purchase common shares held by Mr. Sullivan each of which is exercisable within 60 days of July 26, 2017:

●	options to purchase 50,000 common shares at an exercise price of $1.43 per share, and
●	options to purchase 25,000 common shares at an exercise price of $1.80 per share.

(13) Consists of the following options to purchase common shares held by Mr. Johnson each of which is exercisable within 60 days of July 26, 2017:

●	options to purchase 25,000 common shares at an exercise price of $2.66 per share.

11

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended March 31, 2017, our Board held four meetings, and all incumbent directors attended at least 75% of the meetings of our Board and committees, if any, upon which such directors served. Our Board has determined that each of the directors who served on our Board during the fiscal year ended March 31, 2017, other than Craig P. Coy, our Chief Executive Officer, qualifies as “independent” under the listing standards of the NYSE MKT.

Our Board has three committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. All Board committees are comprised solely of independent directors.

Audit Committee

The Audit Committee currently consists of James P. Heffernan (Chairman), Thomas P. Kikis, Jerry L. Johnson and Janet L. Steinmayer. Ms. Steinmayer is not standing for re-election as a Director when her current term expires at the Annual Meeting and will therefore no longer serve on the Audit Committee following the Annual Meeting. The Board has determined that each member is independent under listing standards of the NYSE MKT and the applicable rules of the SEC, that each member is “financially literate” under the NYSE MKT listing standards and that Mr. Thomas P. Kikis, Mr. Heffernan and Ms. Steinmayer each qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC. The Audit Committee held four meetings during the fiscal year ended March 31, 2017.

The Audit Committee engages the Company’s independent auditors and is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee reviews, with management and the independent auditors, the Company’s internal accounting controls, the annual financial statements, the report and recommendations of the independent auditors, the scope of the audit and the qualifications and independence of the auditors. The report of the Audit Committee is set forth later in this Proxy Statement. A current copy of the current Audit Committee charter is available on the Company’s website at http://www.commandsecurity.com/about/corporate-governance .

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Thomas P. Kikis (Chairman), James P. Heffernan and Janet L. Steinmayer. Ms. Steinmayer is not standing for re-election as a Director when her current term expires at the Annual Meeting and will therefore no longer serve on the Nominating and Corporate Governance Committee following the Annual Meeting. The Board has determined that each member of this committee is independent under the NYSE MKT listing standards. The Nominating and Corporate Governance Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by shareholders, implementing procedures for shareholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

The Nominating and Corporate Governance Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the shareholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Nominating and Corporate Governance Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which the Company operates and the definition of independence within the meaning of the NYSE MKT listing standards. Nominees must also meet any applicable requirements of the SEC’s regulations, state law and the Company’s Certificate of Incorporation and By-laws.

The Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee may solicit recommendations from any or all of the following sources: non-management directors, executive officers, third-party search firms or any other source it deems appropriate. The Nominating and Corporate Governance Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that the Company is not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Nominating and Corporate Governance Committee will then recommend that the Board select the director nominees for election at each annual meeting of shareholders.

12

The Nominating and Corporate Governance Committee will consider director candidates recommended by the Company’s shareholders. A shareholder wishing to propose a nominee should submit a recommendation in writing to the Company’s Chief Executive Officer not less than 120 days nor more than 150 days in advance of the date that the Company’s proxy statement was mailed to shareholders in connection with the previous year’s annual meeting of shareholders; provided that if the date of this year’s annual meeting of shareholders has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such proposal must be received by the Company a reasonable time before the Company solicits proxies for the election of directors. Proposing shareholders are also required to provide information with regard to the nominees, including their full names and residence and business addresses; business experience for the most recent five years; including principal occupations and employment, the number of shares of the Company’s stock owned by the proposed nominees and a description of legal or administrative proceedings or order or decree any nominee is or has been a party to or is or was subject to during the past five years, the name and residence and business address of the shareholder who makes the nomination, the number of shares of the Company’s capital stock owned directly or indirectly by the shareholder who makes the nomination and any other information regarding each of the nominees required by Schedule 14A of the Exchange Act. A copy of the full text of the By-laws provision and the procedures established by the Nominating and Corporate Governance Committee may be obtained by writing to our Chief Executive Officer. All notices of proposals by shareholders, whether or not included in our proxy materials, should be sent to Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170, Attention: Craig P. Coy, Chief Executive Officer.

The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended March 31, 2017. Prior to the creation of the Nominating and Corporate Governance Committee, the Board performed the functions of a nominating committee. A copy of the current Nominating and Corporate Governance Committee charter is available on the Company’s website at http://www.commandsecurity.com/about/corporate-governance .

Compensation Committee

The Compensation Committee currently consists of Jerry L. Johnson (Chairman), James P. Heffernan, Thomas P. Kikis Janet L. Steinmayer and Mark Sullivan. Ms. Steinmayer is not standing for re-election as a Director when her current term expires at the Annual Meeting and will therefore no longer serve on the Compensation Committee following the Annual Meeting. The Board has determined that each member is independent under the NYSE MKT listing standards. The Compensation Committee sets the compensation of the senior executives of the Company, administers the stock option plans and the executive compensation programs of the Company, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans. The report of the Compensation Committee is set forth later in this proxy statement. The Compensation Committee held two meetings during the fiscal year ended March 31, 2017. A copy of the current Compensation Committee charter is available on the Company’s website at http://www.commandsecurity.com/about/corporate-governance.

The Compensation Committee is currently composed of independent, non-employee directors. No interlocking relationships exist among our Board, Compensation Committee or executive officers and the board, compensation committee or executive officers of any other company, nor has an interlocking relationship existed in the past.

Leadership Structure

Mr. Thomas Kikis is our Chairman of the Board and Mr. Coy is our Chief Executive Officer. Historically, the Company has had separate individuals serving in these roles. The CEO is responsible for managing the day-to-day leadership and performance of the Company, while the Chairman and the Board provides guidance to the CEO. The Chairman leads and manages the Board and presides over meetings of the full Board. We believe this structure strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to our shareholders while recognizing the day-to-day management of the direction of the Company by our CEO.

Risk Management

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board regularly receives reports from members of senior management on areas of material risk to the company, including operational, financial, regulatory and legal. The Audit Committee oversees management of financial risks (including liquidity and credit) and approves all transactions with related persons. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

13

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to directors, officers, senior management and certain other employees of the Company, including its principal executive officer, principal financial and accounting officer, controller or persons performing similar functions. The Company will provide a copy of its Code of Business Conduct and Ethics to any person without charge, upon request, and a copy of this code is available for viewing on our website at http://www.commandsecurity.com/about/corporate-governance. Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170, Attention: Chief Executive Officer.

The Code of Business Conduct and Ethics includes a written policy that prohibits our directors and officers from engaging in activities that could give rise to an actual or potential conflict of interest with the Company. In keeping with the spirit of such code, and specifically the Conflict of Interest section contained in such code, it is the Company’s policy not to enter into any material transaction with one of its executive officers, directors or director nominees, or shareholders known to beneficially own over 5% of a class of our common stock or their related persons, unless the transaction is approved by the Audit Committee of the Board after full disclosure. On an annual basis, each director and executive officer is required to complete a questionnaire, which requires disclosure of any transactions that the director or executive officer, or his or her immediate family members or associates, may have with the Company in which the director or executive officer, or any of his or her immediate family members or associates, has a direct or indirect material interest. The Audit Committee, which is responsible for reviewing and approving any material related party transactions, considers the responses in the questionnaires and other information regarding potential relationships between the Company and its directors and executive officers. For this purpose, the term “material” means any related party transaction that would be required to be disclosed by the Company in any of our periodic reports filed under applicable U.S. securities laws or in our proxy statement, which generally requires disclosure of related party transactions since the beginning of our last fiscal year where the amount involved exceeds $120,000.

Communications with Directors

The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170, Attention: Chief Executive Officer.

All communications received as set forth in the preceding paragraph will be opened by the Chief Executive Officer for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Chief Executive Officer will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company’s policy that its directors are invited and encouraged to attend the Annual Meeting. All of directors of the Company attended the 2016 Annual Meeting of Shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors and 10% beneficial owners file reports of ownership and changes of ownership with the SEC. SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended March 31, 2017, all Section 16(a) filing requirements were satisfied on a timely basis.

14

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our Named Executive Officers for service during our fiscal years ended March 31, 2017 and 2016, whether or not such amounts were paid in such year:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Other Compensation	Total
		($)	($)	($)	($)	($)	($)
Craig P. Coy	2017	350,000	—	—	—	—	350,000
Chief Executive Officer	2016	350,242	—	—		—	350,242

N. Paul Brost	2017	257,692	—	—	—	—	257,692
Chief Financial Officer	2016	250,242		—		—	250,242

Scott Landry	2017	208,192	—	—	—	—	208,192
Executive Vice President of Operations (2)	2016	204,467		—			204,467

15

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes information regarding each unexercised stock option held by each Named Executive Officer as of March 31, 2017:

Option Awards
Name		Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
		(#)	(#)	($)
		Exercisable	Unexercisable
Craig P. Coy	(1)	240,000	—	1.64	1/2/2022
		180,000	—	2.30	1/2/2022
		180,000	—	3.00	1/2/2022
	(2)	100,000	—	1.79	1/2/2025
N. Paul Brost	(3)	165,000	—	1.91	1/16/2023
	(4)	40,000	—	3.25	12/15/2024
Scott Landry	(5)	113,922	—	1.52	11/26/2022
	(6)	40,000	—	3.25	12/15/2024

(1) Options were granted to Mr. Coy on January 3, 2012 pursuant to his employment agreement dated January 3, 2012. Under the terms of the employment agreement and consistent with the requirements of our 2009 Omnibus Equity Incentive Plan, the option exercise price of $1.64 per share with respect to 240,000 shares was determined by calculating the price that was equal to the greater of (i) the average of the closing stock prices on the twenty days prior to the grant date (which was $1.45) and (ii) the closing price on the grant date (which was $1.64). The options vested with respect to one-third (1/3 rd ) of the aggregate number of shares (ratably, across all exercise prices) following the end of Year 1; an additional one-third (1/3 rd ) of the aggregate number of shares (ratably, across all exercise prices) following the end of Year 2 and an additional one-third (1/3 rd ) of the aggregate number of shares (ratably, across all exercise prices) following the end of Year 3 of the agreement.

(2) Options were granted to Mr. Coy on December 23, 2014. The options vested with respect to one-twelfth of the aggregate number of shares each month beginning on January 23, 2015.

(3) Options were granted to Mr. Brost on January 17, 2013. The options vested with respect to one-third (1/3 rd ) of the aggregate number of shares following the end of Year 1; an additional one-third (1/3 rd ) of the aggregate number of shares following the end of Year 2 and an additional one-third (1/3 rd ) of the aggregate number of shares following the end of Year 3 of the agreement.

(4) Options were granted to Mr. Brost on December 16, 2014. The options vested with respect to one-twelfth of the aggregate number of shares each month beginning on January 16, 2015.

(5) Options were granted to Mr. Landry on November 27, 2012. The options vested with respect to one-thirty-sixth (1/36th) of the aggregate number of shares on November 27, 2012 and on the 27 th of each succeeding month during the three year term of the agreement.

(6) Options were granted to Mr. Landry on December 16, 2014. The options vested with respect to one-twelfth of the aggregate number of shares each month beginning on January 16, 2015.

Equity Compensation Plan Information

The following table shows, as of March 31, 2017, information regarding outstanding awards (including individual compensation arrangements) under which equity securities of the Company may be delivered:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance (1)
Equity compensation plans approved by security holders	2,416,733	$2.33	147,165

Total	2,416,733		147,165

(1)	Reflects number of shares of the Company’s Common Stock.

16

DISCUSSION OF EXECUTIVE COMPENSATION

Overview

In the current stage of the Company’s development, the objectives of its executive compensation policy have been to retain the executives who have been integral to its growth, to attract other talented and dedicated executives and to motivate each of its executives to increase overall profitability. To achieve these goals, the Company has strived to offer each executive an overall compensation package, which is simple, but competitive and a substantial portion of which is tied to the achievement of specific performance objectives.

The Company’s overall strategy is to compensate its Named Executive Officers with a mix of cash compensation, in the form of base salary and bonus, and equity compensation, in the form of stock options. The Company’s goal is to set compensation levels to attract, retain, reward and motivate executive officers and employees, align compensation with business objectives and performance and with the interests of the shareholders, position compensation to reflect the individual’s performance as well as the level of responsibility, skill and strategic value of the employee, recognize the evolving organizational structure of the Company and directly motivate executives to accomplish results while fostering a company-wide team spirit.

The Company’s policy for setting compensation levels has focused on compensating its Named Executive Officers at levels competitive for executives at companies of similar size and development operating in the industry. Compensation decisions have been made by the Company’s Chief Executive Officer in consultation with the Compensation Committee and the Board, other than with respect to the Chief Executive Officer’s compensation, which has been determined by the Compensation Committee and the Board. In addition to frequent discussions between the Chief Executive Officer and the Board, the Company also gathers market compensation data through negotiations related to newly hired executives. The Company believes that the compensation levels for its Named Executive Officers are competitive. The Company expects that as it continues to develop, its compensation policies will evolve to reflect that growth and to remain competitive.

Executive Compensation

The Company’s executive compensation policy includes the following elements:

Base Salary - The annual base salaries for Craig P. Coy, the Company’s Chief Executive Officer, for N. Paul Brost, the Company’s Chief Financial Officer, and for Scott Landry, the Company’s Executive Vice President of Operations, were reviewed and approved by the Board and were paid in accordance with employment agreements or offer letters between each of such executives and the Company. When determining their respective base salaries under their employment agreements or offer letters, the Board considered, among other things, the level of responsibility, breadth of knowledge and prior experience as well as publicly available compensation information and informal survey information obtained with respect to other small-capitalization, publicly traded companies. No specific weight is given to any of these factors in the evaluation of an executive officer’s base salary.

Bonuses - In connection with fiscal 2017, the Compensation Committee made no performance-based bonus payments to executive officers.

Stock Options - In addition to salary and bonus, the Compensation Committee, from time to time, grants options to executive officers. The Compensation Committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company’s stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that will also benefit shareholders. As such, the specific number of stock options granted to an executive officer is determined on an individual basis by the Compensation Committee’s perception of relative contributions or anticipated contributions to overall corporate performance. The Compensation Committee also reviews the total number of options already held by individual executive officers at the time of grant. In fiscal 2017, there were no options granted to the Company’s executive officers.

17

Retirement Plan - The Company does not provide a qualified or non-qualified pension plan for its Named Executive Officers. All of its non-highly compensated employees, however, are eligible to participate in a defined contribution plan under Section 401(k) of the Internal Revenue Code.

Perquisites and Other Benefits - The Company does not use perquisites in compensating its Named Executive Officers.

Other Compensation - The employment agreement and offer letters entered into with the Company’s Named Executive Officers will remain in their current form until such time as the Board determines, in its discretion, that revisions are appropriate. In addition, the Company intends to continue to maintain its current benefits for the Company’s Named Executive Officers; however, the Board, in its discretion, may modify, amend or add to a Named Executive Officer’s executive benefits or perquisites if it deems it advisable.

Employment Agreements and Offer Letters

Craig P. Coy

The Company is a party to an employment agreement with Mr. Coy, which originally provided for his services as Chief Executive Officer until January 3, 2015. The term of the employment agreement may be extended upon the written agreement between the parties in their sole discretion. During the term of the employment agreement, Mr. Coy will receive a base annual salary of $350,000, which may be from time to time increased by the Company’s Compensation Committee and will be eligible for an annual target bonus of up to 75% of the base annual salary if the Company achieves the goals to be set forth in an executive bonus plan to be implemented by the Company’s Board of Directors, in consultation and agreement with Mr. Coy. Mr. Coy is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the employment agreement between the Company and Mr. Coy, if such executive’s employment is terminated by the Company other than for “Cause” (as defined in the agreement), death or disability or such executive terminates his employment for “Good Reason” (as defined in the agreement), then Mr. Coy will be entitled to (i) payment of all accrued but unpaid base salary and unreimbursed expenses, (ii) base salary continuation for six to nine months after such termination (the duration of such salary continuation depends on when in the term such termination occurs) and (iii) exercise of any outstanding and vested options within 60 days following such termination. If, within twelve months following a “Change in Control” (as defined in the agreement), Mr. Coy is terminated by the Company other than for Cause or Mr. Coy terminates his employment for Good Reason, all then outstanding options, restricted stock and other equity-based awards granted to such executive but which have not vested as of the date of termination, shall become fully vested and all options not yet exercisable shall become exercisable for a period of 60 days following such termination without Cause or resignation for Good Reason.

Mr. Coy’s employment agreement was amended as of December 23, 2014 to extend the term of such agreement from January 3, 2015 to January 3, 2018. In addition, beginning in the fiscal year ending March 31, 2016, Mr. Coy is eligible to receive an annual target bonus of up to 100% of his base annual salary for the relevant fiscal year. Further, if Mr. Coy’s employment is terminated by the Company other than for Cause, if such executive terminates his employment for Good Reason or if such executive’s employment terminates upon his death or disability (after January 3, 2015 but during the term of the agreement), he will be eligible to receive twelve months of base salary continuation. If such a termination occurs within one year of a Change of Control, Mr. Coy will be eligible to receive instead eighteen months of base salary continuation and 150% of the bonus amount that would have been payable to him had his employment not been terminated, based on actual performance through the date of such termination.

N. Paul Brost

The Company entered in to an offer letter with N. Paul Brost, which provides for his services as Chief Financial Officer. The offer letter does not have a stated term. While the offer letter is in effect, Mr. Brost will receive a base annual salary of $250,000 (currently $300,000), which may be from time to time increased by the Company’s Compensation Committee and a discretionary annual bonus of up to 40% of his base salary, as determined by the Compensation Committee. Mr. Brost is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

If the Company terminates Mr. Brost without cause, Mr. Brost is entitled to a lump sum severance payment of twelve months’ base salary, all outstanding stock options, restricted stock and other equity-based awards granted which have not vested as of the date of termination will become fully vested, and all options not yet exercisable will become exercisable.

In the event that there is a change in control of the Company, Mr. Brost will be entitled to participate in any change in control benefits that may become available at the time of such an event to executive Company management in accordance with the terms and conditions that apply to the Company’s executive managers.

Scott Landry

The Company entered into an offer letter with Scott Landry, which provides for his services as Executive Vice President of Operations. The offer letter does not have a stated term. The offer letter provides that Mr. Landry would receive an initial base annual salary of $175,000 (currently $215,000) which may be from time to time increased by the Company’s Compensation Committee and a discretionary annual bonus of up to 30% of his base salary, as determined by the Compensation Committee. Mr. Landry is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the event that there is a change in control of the Company whereby 51% or more of the Company is acquired by a third party, Mr. Landry will be entitled to participate in any change in control benefits that may become available at the time of such an event to executive Company management in accordance with the terms and conditions that apply to the Company’s executive managers.

18

If the Company terminates Mr. Landry without cause, Mr. Landry is entitled to a lump sum severance payment of twelve months’ base salary and all outstanding stock options, restricted stock and other equity-based awards granted which have not vested as of the date of termination become fully vested, and all options not yet exercisable become exercisable.

Non-Employee Director Compensation for Fiscal Year Ended March 31, 2017

The following table sets forth information regarding compensation awarded to our non-employee directors during the fiscal year ended March 31, 2016:

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Option Awards ($)(2) (d)	Total ($) (h)
Janet L. Steinmayer(3)	33,000	—	33,000

Thomas P. Kikis(4)	33,000	—	33,000

James P. Heffernan(5)	33,000	—	33,000

Mark Sullivan (6)	28,000	—	28,000

Jerry L. Johnson (7)	2,022	65,260	67,282

(1) The amounts in this column reflect Board meeting fees and committee fees earned in the fiscal year ended March 31, 2017 for service on the Board and its committees. Each of our non-employee directors receives from us an annual cash fee of $28,000, paid quarterly in arrears. In addition, our Chairman of the Board, Chairman of the Audit Committee and Chairman of the Compensation Committee receive an additional cash payment of $5,000 per annum.

(2) In prior years, each of our non-employee directors generally received an annual grant of 25,000 stock option awards. In addition, our Chairman of the Audit Committee and Chairman of the Compensation Committee each received an additional 10,000 options. The options granted to our non-employee directors were fully vested as of the grant date. In addition, newly-appointed non-employee directors were generally granted 50,000 options that vested monthly over a twelve-month period. The Board determined to not make any annual option grants to our non-employee directors for the fiscal year ended March 31, 2017.

(3) As of March 31, 2017, Ms. Steinmayer had an aggregate of 145,000 stock option awards outstanding, all of which were vested.

(4) As of March 31, 2017, Mr. Thomas Kikis had an aggregate of 221,411 stock option awards outstanding, all of which were vested.

(5) As of March 31, 2017, Mr. Heffernan had an aggregate of 190,000 stock option awards outstanding, all of which were vested.

(6) As of March 31, 2017, Mr. Sullivan had an aggregate of 75,000 stock option awards outstanding, all of which were vested.

(7) As of March 31, 2017, Mr. Johnson had an aggregate of 50,000 stock option awards outstanding, none of which were vested.

19

PROPOSAL THREE

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE

2009 OMNIBUS EQUITY INCENTIVE PLAN

Background and Reasons for Adoption

The Board of Directors has, subject to approval by the Company’s shareholders at the Annual Meeting, approved the amendment and restatement of the Command Security Corporation 2009 Omnibus Equity Incentive Plan (as amended and restated, the “Plan”), which was previously approved by shareholders at the Company’s 2009 Annual Meeting of Shareholders, and most recently approved by shareholders, as amended and restated, at the Company’s 2012 Annual Meeting of Shareholders. In general, the Plan amendments (i) increase the number of common shares available for issuance under the Plan by 1,750,000 shares, from 2,250,000 to 4,000,000, (ii) extend the term of the Plan through September 14, 2027, (iii) provide for the extension of the exercise period of a stock option if the stock option would expire at a time when exercise of the option would violate securities laws, (iv) amend and clarify the performance criteria that may be used to grant performance compensation awards under the Plan that may qualify as “performance-based compensation” under Section 162(m) of the Code, (v) clarify the factors that the Compensation Committee may use in reducing awards in its discretion, (vi) permit the Committee to satisfy withholding obligations above the minimum required statutory withholding liability, and (vii) clarify when awards may be subject to clawback policies. As of June 30, 2017, there were 1,812,347 common shares subject to outstanding option awards under the Plan and 147,165 common shares remaining available for future awards under the Plan. It is currently anticipated that the additional shares requested for shareholder approval will allow for grants to participants under the Plan for the next three years. These additional shares are necessary to provide for the annual equity grants to our directors under our existing program, to grant awards that attract, retain and motivate our key employees and to make awards to potential new hires during this time period.

If shareholders approve the amended Plan, they will also be approving the performance criteria, as proposed to be amended and restated, that may be used to grant performance compensation awards under the Plan that may qualify as “performance-based compensation” under Section 162(m) of the Code. One requirement of Section 162(m) of the Code is that these goals be reapproved by shareholders at least every five years. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to this Section 162(m) deductibility limit.

The purpose of the Plan is to enable the Company to provide certain key individuals, upon whose judgment, initiative and efforts the Company will largely depend for the successful conduct of its business, with incentives to enter into and remain in the service of the Company (or a Company subsidiary), to acquire or increase their proprietary interest in the success of the Company, to maximize their performance, and thereby enhance the long-term performance of the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a close identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf. The following description of the Plan is qualified in its entirety by reference to the full text of such Plan, which is set forth in the attached to this Proxy Statement as Annex A.

Approval of Proposal Three will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

General Description of the Command Security Corporation Amended and Restated 2009 Omnibus Equity Incentive Plan

Shareholders are being asked to approve the Plan, including the performance goals listed under the Plan, which are also listed in “- Performance Compensation Awards” below. Our Board approved the Plan, as amended, subject to shareholder approval, on July 18, 2017. The purpose of the Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of our common shares.

If approved by our shareholders, the amended Plan will be effective as of July 18, 2017. A copy of the Plan is attached hereto as Annex A, and the following description is qualified in its entirety by reference to the Plan.

Administration. Our Compensation Committee will administer the Plan. The committee will generally have the authority to designate participants, determine the type or types of awards to be granted to a participant, determine the terms and conditions of any agreements evidencing any awards granted under the Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Plan. Our Compensation Committee will have full discretion to administer and interpret the Plan and to make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan.

Eligibility. Employees, directors, officers, advisors or consultants and prospective employees, directors, officers, advisors or consultants of the Company or its affiliates are eligible to participate in the Plan. As of July 12, 2017, approximately 5,900 employees (including 3 executive officers) and 5 non-employee directors were eligible to participate in the Plan. Our Compensation Committee has the sole and complete authority to determine who will be granted an award under the Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the Plan.

20

Number of Shares Authorized. As proposed to be amended, the Plan provides for an aggregate of 4,000,000 common shares to be available for awards. No more than 750,000 common shares may be granted under the Plan to any participant during any single year with respect to performance compensation awards that are stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units or stock bonus awards. Common shares that are used to pay the exercise price of an option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan. Common shares underlying awards under the Plan that are forfeited, cancelled, expire unexercised or are settled in cash will be available again for new awards under the Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of common shares reserved for issuance under the Plan, the number of common shares covered by awards then outstanding under the Plan, the limitations on awards under the Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

As of June 30, 2017, there were 1,812,347 common shares subject to outstanding option awards under the Plan and 147,165 common shares remaining available for future awards under the Plan. As of June 30, 2017, under all equity incentive plans and agreements of the Company (including the Plan), there were 2,401,733 common shares subject to outstanding option awards with a weighted average exercise price of $2.33 per share. On June 30, 2017, the closing price per share of our common stock was $3.20.

The Plan will have a term of ten years, expiring on September 14, 2027, and no further awards may be granted under the Plan after that date.

Awards Available for Grant. Our Compensation Committee may grant awards of nonqualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Performance compensation awards denominated in cash that are made to “covered employees” as defined in Section 162(m) of the Code, may not exceed $1,000,000 in any single year.

Options. Our Compensation Committee will be authorized to grant options to purchase common shares that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code, for incentive stock options, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by our Compensation Committee and specified in the applicable award agreement. In general, the exercise price per common share for each option granted under the Plan will not be less than the fair market value of a common share at the time of grant. The maximum term of an option granted under the Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder). However, if the option (including any options granted under the Plan prior to the present amendment and restatement that are currently outstanding) would expire at a time when the exercise of the option by means of a cashless exercise or net exercise method (to the extent such method is otherwise then permitted by the Compensation Committee for purposes of payment of the exercise price and/or applicable withholding taxes) would violate applicable securities laws or the Company’s securities trading policy, the expiration date applicable to the option will be automatically extended to a date that is thirty (30) calendar days following the date such cashless exercise or net exercise would no longer violate applicable securities laws or the Company’s securities trading policy (so long as such extension does not violate Section 409A of the Code), but not later than the expiration of the original exercise period. Unless otherwise provided in an award agreement, options granted under the Plan will vest on the third anniversary of the grant date. Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, or our Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as our Compensation Committee may determine to be appropriate.

Stock Appreciation Rights. Our Compensation Committee will be authorized to award SARs under the Plan. SARs will be subject to the terms and conditions established by our Compensation Committee. An SAR is a contractual right that allows a participant to receive, either in the form of cash, common shares or any combination of cash and common shares, the appreciation, if any, in the value of a common share over a certain period of time. An option granted under the Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. SARs shall be subject to terms established by our Compensation Committee and reflected in the award agreement. Unless otherwise provided in an award agreement, SARs granted pursuant to the Plan will vest and become exercisable on the third anniversary of the grant date.

Restricted Stock. Our Compensation Committee will be authorized to award restricted stock under the Plan. Unless otherwise provided by our Compensation Committee and specified in an award agreement, restrictions on restricted stock will lapse after three years of service with the Company. Our Compensation Committee will determine the terms of such restricted stock awards. Restricted stock is common shares that generally are non-transferable and subject to other restrictions determined by our Compensation Committee for a specified period. Unless our Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited.

Restricted Stock Unit Awards. Our Compensation Committee will be authorized to award restricted stock unit awards. Unless otherwise provided by our Compensation Committee and specified in an award agreement, restricted stock units will vest after three years of service with the Company. Our Compensation Committee will determine the terms of such restricted stock units. Unless our Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of our Compensation Committee, the participant will receive a number of common shares equal to the number of units earned or an amount in cash equal to the fair market value of that number of common shares at the expiration of the period over which the units are to be earned or at a later date selected by our Compensation Committee.

21

Stock Bonus Awards. Our Compensation Committee will be authorized to grant awards of unrestricted common shares or other awards denominated in common shares, either alone or in tandem with other awards, under such terms and conditions as our Compensation Committee may determine.

Performance Compensation Awards. Our Compensation Committee will be authorized to grant any award under the Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals, measured on an absolute or relative basis. The committee may establish these performance goals with reference to one or more of the following:

●	net earnings or net income;
●	basic or diluted earnings per share;
●	net revenue or revenue growth;
●	gross profit or gross profit growth;
●	operating profit;
●	return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales);
●	cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital);
●	financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities;
●	earnings before or after taxes, interest, depreciation, and/or amortization;
●	gross or operating margins;
●	productivity ratios;
●	share price (including, but not limited to, growth measures and total shareholder return);
●	expense targets;
●	margins;
●	productivity and operating efficiencies;
●	objective measures of customer satisfaction;
●	customer growth;
●	working capital targets;
●	measures of economic value added;
●	inventory control;
●	enterprise value;
●	sales;
●	debt levels and net debt;
●	combined ratio;
●	timely launch of new facilities;
●	client retention;
●	employee retention;
●	timely completion of new product rollouts;
●	cost targets;
●	reductions and savings;
●	productivity and efficiencies;
●	strategic partnerships or transactions;
●	objective measures of personal targets, goals or completion of projects; or
●	any combination of the foregoing.

Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. Our Compensation Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment. Our Board may amend, suspend or terminate the Plan at any time. However, shareholder approval to amend the Plan may be necessary if the law so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control. Except as otherwise provided in an award agreement, in the event of a Change in Control (as defined in the Plan), the Compensation Committee may provide that all outstanding options and equity awards (other than performance compensation awards) issued under the Plan will become fully vested and performance compensation awards will vest based on the level of attainment of the specified performance goals. Our Compensation Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a Change in Control.

22

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Plan and the disposition of common shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations there under. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options. The Code requires that, for treatment of an option as a qualified option, common shares acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the common shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the common shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of common shares acquired through the exercise of a qualified option disposes of those common shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the common shares on the date of exercise or the amount realized on the subsequent disposition of the common shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for common shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess common shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised common shares over the option exercise price paid at the time of exercise. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the common shares on that date over the amount the participant paid for such common shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the common shares on the date of grant over the amount the participant paid for such common shares, if any (special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of common shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of common shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs. No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards. A participant will have taxable compensation equal to the difference between the fair market value of the common shares on the date the common shares subject to the award is transferred to the participant over the amount the participant paid for such common shares, if any. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Cash Bonus Awards. A participant will have taxable compensation equal to the amount of the cash bonus award on the date the award is paid to the participant. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

23

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code. The Compensation Committee has the discretion to make awards that do not qualify as performance-based compensation under Section 162(m).

Section 409A. Certain awards under the Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under such plan and all other equity incentive plans for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional federal income tax is equal to 20% of the compensation required to be included in gross income. To the extent applicable, it is intended that the Plan and any awards made under the Plan either be exempt from, or, in the alternative, comply with the provisions of Section 409A of the Code, including the exceptions for stock rights and short-term deferrals. The Company intends to administer the Plan and any awards made thereunder in a manner consistent with the requirements of Section 409A of the Code.

Securities laws

The Plan is intended to conform to all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Plan is administered, and options are granted and may be exercised, only in such a manner as to conform to such laws, rules, and regulations. We intend to file with the SEC a registration statement on Form S-8 covering the additional 1,750,000 shares of our common stock that will be reserved for issuance under the Plan if the amendment and restatement of the Plan is approved by shareholders.

New Plan Benefits

The Compensation Committee has discretion to determine the type, terms and conditions and recipients of awards granted under the Plan. Other than certain awards of restricted stock units granted subject to our shareholders’ approval of this amendment and restatement of the Plan, it is not possible to determine the amount of the awards that will be received by any director, officer, consultant or employee of the Company under the Plan if the amendment and restatement of the Plan is approved. The approximate dollar value and number of restricted stock units that have been granted by the Compensation Committee, subject to shareholder approval of this amendment and restatement, is set forth below.

NEW PLAN BENEFITS TABLE

Name or Group	Dollar Value ($)(1)	Number of Units(1)
Craig P. Coy	145,800	45,000
N. Paul Brost	113,400	35,000
Scott Landry	32,400	10,000
All executive officers as a group	291,600	90,000
All non-employee directors as a group	324,000	100,000
All non-executive employees as a group	307,800	95,000

(1)	Amounts are equal to the total grant date value and number of restricted stock unit awards that will be issued to our named executive officers and non-employee directors for 2018, subject to shareholder approval of the amendment and restatement of the Plan.

The Board of Directors unanimously recommends a vote “FOR” the approval of the

Amended and Restated 2009 Omnibus Equity Incentive Plan.

EQUITY COMPENSATION PLAN SUMMARY

See “Executive Compensation – Equity Compensation Plan Information” below for information regarding the Company’s outstanding equity compensation plans.

24

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is composed of four (4) independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our shareholders, and our independent auditors, D’Arcangelo & Co, LLP. Our management has the primary responsibility for financial statements and the reporting process, including the systems of internal control and for assessing the effectiveness of internal control over financial reporting.

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed with management the financial statements and related financial statement disclosures included in our Quarterly Reports on Form 10-Q and the audited financial statements and related financial statement disclosures included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2017. Also, the Audit Committee reviewed with the independent auditors their judgments as to both the quality and the acceptability of our accounting policies. The Audit Committee’s review with the independent auditors included a discussion of other matters required under Auditing Standards promulgated by the Public Company Accounting Oversight Board (“PCAOB”), including PCAOB Auditing Standard No. 16, Communications with Audit Committees .

The Audit Committee received the written disclosures from the independent auditors required by the PCAOB Rule Nos. 3524 and 3526 regarding communications with the Audit Committee concerning independence and has discussed those disclosures with the independent auditors. The Audit Committee also has considered the compatibility of non-audit services with the independent auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for the audit and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of our internal control, including a review of the disclosure control process, and the overall quality of our financial reporting. The Audit Committee, or the Audit Committee Chairman, also pre-approved all audit and non-audit services provided by the independent auditors during and relating to fiscal year 2017. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

The Audit Committee evaluates the performance of the independent auditors, including the senior audit engagement team members, each year and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent auditors, along with the independent auditor’s capabilities, technical expertise, and knowledge of our operations and industry. In addition, the Audit Committee reviews with the senior members of our financial management team the overall audit scope and plans, the results of external audit examinations, evaluations by management and the independent auditors of our internal control over financial reporting and the quality of our financial reporting, and the ability of the independent auditors to remain independent. Based on these evaluations, the Audit Committee decided to engage D’Arcangelo & Co, LLP as our independent auditors for fiscal year 2018. Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee has continued its practice of recommending that the Board ask our shareholders to ratify the appointment of the independent auditors at our annual meeting of stockholders.

AUDIT COMMITTEE

James P. Heffernan (Chairman)
Thomas P. Kikis
Jerry L. Johnson
Janet L. Steinmayer

25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended March 31, 2017, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation arrangements described herein.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to us in a timely manner.

A proposal by a shareholder intended for inclusion in our proxy materials for the 2017 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act must be received by us marked for the attention of the Chief Executive Officer, Command Security Corporation, 512 Herndon Parkway, Suite A, Herndon, VA 20170, on or before March 31, 2017 in order to be considered for such inclusion. Shareholder proposals intended to be submitted at the 2017 Annual Meeting of Shareholders outside the framework of Rule 14a-8 will be considered untimely under Rule 14a-4(c)(1) if not received by us at the above address not less than 120 calendar days nor more than 150 calendar days prior to the anniversary of the date this proxy statement was mailed to shareholders in connection with the 2017 Annual Meeting; provided that if the date of this year’s annual meeting of shareholders has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such proposal must be received by the Company a reasonable time before the Company solicits proxies for the election of directors. If we do not receive notice of the matter by the applicable date, the proxy holders will vote on the matter, if properly presented at the meeting, in their discretion.

OTHER MATTERS

There is no reason to believe that any other business will be presented at the 2017 Annual Meeting; however, if any other business should properly and lawfully come before the 2017 Annual Meeting, the persons named as proxies on the enclosed proxy card will vote on those matters in accordance with their judgment as to the best interests of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

Craig P. Coy
Chief Executive Officer

July 28,2017
Herndon, VA

26

Annex A

COMMAND SECURITY CORPORATION

AMENDED AND RESTATED 2009 OMNIBUS EQUITY INCENTIVE PLAN

1. Purpose. The Command Security Corporation Amended and Restated 2009 Omnibus Equity Incentive Plan (the “Plan”) originally became effective as of September 17, 2009 upon approval of the Plan by the Company’s shareholders (the “Original Effective Date”). Command Security Corporation (the “Company”) previously amended the Plan, effective June 28, 2012, and the Plan is hereby amended and restated effective July 18, 2017 (the “Effective Date”), provided that the Company’s shareholders approve the amended and restated Plan on such date. The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders.

2. Definitions. The following definitions shall be applicable throughout the Plan:

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e) “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), (A) the Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant’s conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates in any material way, (C) the Participant’s failure to perform duties as reasonably directed by the Company or the Participant’s material violation of any rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant). Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

A-1

(f) “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;

(ii) Any “Person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2(f)(ii), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv)(A) and 2(f)(iv)(B), (V) any acquisition involving beneficial ownership of less than 50% of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board together with any individuals subsequently elected to the Board whose nomination by the shareholders of the Company was approved by a vote of the then incumbent Board (i.e. those members of the Board who either have been directors from the beginning of such two-year period or whose election or nomination for election was previously approved by the Board as provided in this Section 2(f)(iii)) cease for any reason to constitute a majority of the Board;

(iv) The Board or the shareholders of the Company approve and consummate a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

A-2

(v) The date which is 10 business days prior to the consummation of complete liquidation of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h) “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(i) “Common Shares” means the common shares, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(j) “Company” means Command Security Corporation, a New York corporation.

(k) “Confidential Information” means any and all confidential and/or proprietary trade secrets, knowledge, data, or information of the Company including, without limitation, any: (A) drawings, inventions, methodologies, mask works, ideas, processes, formulas, source and object codes, data, programs, software source documents, works of authorship, know-how, improvements, discoveries, developments, designs and techniques, and all other work product of the Company, whether or not patentable or registrable under trademark, copyright, patent or similar laws; (B) information regarding plans for research, development, new service offerings and/or products, marketing, advertising and selling, distribution, business plans and strategies, business forecasts, budgets and unpublished financial statements, licenses, prices and costs, suppliers, customers, customer history, customer preferences, or distribution arrangements; (C) any information regarding the skills or compensation of employees, suppliers, agents, and/or independent contractors of the Company; (D) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of the Company; (E) information about the Company’s investment program, trading methodology, or portfolio holdings; or (F) any other information, data or the like that is labeled confidential or described as confidential.

A-3

(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(m) “Effective Date” has the meaning given such term in Section 1 of the Plan.

(n) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(o) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(p) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(q) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(r) “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i) If the Common Shares are listed on any established stock exchange or a national market system will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

A-4

(iii) In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee.

(s) “Immediate Family Members” shall have the meaning set forth in Section 16(b).

(t) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(u) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(v) “Intellectual Property Products” shall have the meaning set forth in Section 15(c) of the Plan.

(w) “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.

(x) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z) “Option” means an Award granted under Section 7 of the Plan.

(aa) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(bb) “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(cc) “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(dd) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(ee) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ff) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

A-5

(gg) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(hh) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ii) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(jj) “Permitted Transferee” shall have the meaning set forth in Section 16(b) of the Plan.

(kk) “Person” has the meaning given such term in the definition of “Change in Control.”

(ll) “Plan” means this Command Security Corporation Amended and Restated 2009 Omnibus Equity Incentive Plan.

(mm) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(nn) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(oo) “Restricted Stock” means Common Shares, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp) “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(qq) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

A-6

(rr) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ss) “Stock Bonus Award” means an Award granted under Section 10 of the Plan.

(tt) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(uu) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv) “Substitute Award” has the meaning given such term in Section 5(e).

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration. (a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

A-7

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or By-Laws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

A-8

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan 4,000,000 Common Shares, (ii) the maximum number of Common Shares that may be granted under the Plan to any Participant during any single year with respect to Performance Compensation Awards that are Options, SARs, Restricted Stock, Restricted Stock Units or Stock Bonus Awards shall be 750,000 Common Shares and (iii) no “covered employee,” as defined in Section 162(m) of the Code, shall in any single year be granted Performance Compensation Awards denominated in cash of a value exceeding when paid $1,000,000 in cash or in property other than Common Shares.

(c) Use of Common Shares to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under the Plan.

A-9

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options. (a) Generally. Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) an Option shall vest and become exercisable with respect to 100% of the Common Shares subject to such Option on the third anniversary of the Date of Grant; (ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (iii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the Option would expire at a time when the exercise of the Option by means of a cashless exercise or net exercise method (to the extent such method is otherwise then permitted by the Compensation Committee for purposes of payment of the exercise price and/or applicable withholding taxes) would violate applicable securities laws or the Company’s securities trading policy, the expiration date applicable to the Option will be automatically extended to a date that is thirty (30) calendar days following the date such cashless exercise or net exercise would no longer violate applicable securities laws or the Company’s securities trading policy (so long as such extension shall not violate Section 409A of the Code), but not later than the expiration of the Option Period. The immediately foregoing sentence shall apply to all Options outstanding as of the Effective Date, as well as to Options granted under the Plan following the Effective Date.

A-10

(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

A-11

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights. (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. The Exercise Price per Common Share for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) a SAR shall vest and become exercisable with respect to 100% of the Common Shares subject to such SAR on the third anniversary of the Date of Grant; (ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (iii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the fair market value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

A-12

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9. Restricted Stock and Restricted Stock Units. (a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement: (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the third anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

A-13

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).

(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the fair market value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11. Performance Compensation Awards. (a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding the foregoing, the adoption and operation of the Plan and this Section 11 shall not preclude the Board or the Committee from approving other Performance Compensation Awards or short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder, whether or not such Participants are “covered employees” within the meaning of Section 162(m) of the Code, as the Committee deems appropriate and in the best interests of the Company.

A-14

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards granted on or after the date of the Company’s 2017 Annual Meeting of Shareholders shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, business segments or operational units, or any combination of the foregoing) and shall include the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) objective measures of customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) objective measures of personal targets, goals or completion of projects. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

A-15

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee may establish factors to take into consideration in implementing its Negative Discretion, including, but not limited to, corporate or business unit performance against budgeted financial goals (e.g., operating income or revenue), achievement of non-financial goals, economic and relative performance considerations and assessments of individual performance. The amount by which any Performance Compensation Award is so reduced shall not be paid to any other Participant. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

A-16

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

A-17

(iii) canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control. Except to the extent otherwise provided in an Award agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(a) the then outstanding Options and SARs shall become immediately exercisable as of a time prior to the Change in Control;

(b) the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

A-18

14. Amendments and Termination. (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

15. Restrictive Covenants. (a) Confidentiality. By accepting an Award under the Plan, and as a condition thereof, each Participant agrees not to, at any time, either during their employment or thereafter, divulge, use, publish or in any other manner reveal, directly or indirectly, to any person, firm, corporation or any other form of business organization or arrangement, and to keep in the strictest confidence any Confidential Information, except (i) as may be necessary to the performance of the Participant’s duties to the Company, (ii) with the Company’s express written consent, (iii) to the extent that any such information is in or becomes in the public domain other than as a result of the Participant’s breach of any of his or her obligations under this Section 15(a), or (iv) where required to be disclosed by court order, subpoena or other government process and in such event, the Participant shall cooperate with the Company in attempting to keep such information confidential to the maximum extent possible. Upon the request of the Company or an Affiliate, the Participant agrees to promptly deliver to the Company the originals and all copies, in whatever medium, of all such Confidential Information.

A-19

(b) Non-Disparagement. By accepting an Award under the Plan, and as a condition thereof, the Participant acknowledges and agrees that he or she will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Company, including its officers, directors, partners, executives or agents, in either a professional or personal manner at any time during or following his or her employment.

(c) Post-Employment Property. By accepting an Award under the Plan, and as a condition thereof, the Participant agrees that any work of authorship, invention, design, discovery, development, technique, improvement, source code, hardware, device, data, apparatus, practice, process, method or other work product whatever (whether patentable or subject to copyright, or not, and hereinafter collectively called “discovery”) related to the business of the Company that the Participant, either solely or in collaboration with others, has made or may make, discover, invent, develop, perfect, or reduce to practice during his or her employment, whether or not during regular business hours and created, conceived or prepared on the Company’s premises or otherwise shall be the sole and complete property of the Company. More particularly, and without limiting the foregoing, the Participant agrees that all of the foregoing and any (i) inventions (whether patentable or not, and without regard to whether any patent therefor is ever sought), (ii) marks, names, or logos (whether or not registrable as trade or service marks, and without regard to whether registration therefor is ever sought), (iii) works of authorship (without regard to whether any claim of copyright therein is ever registered), and (iv) trade secrets, ideas, and concepts ((i) — (iv) collectively, “Intellectual Property Products”) created, conceived, or prepared on the Company’s premises or otherwise, whether or not during normal business hours, shall perpetually and throughout the world be the exclusive property of the Company, as shall all tangible media (including, but not limited to, papers, computer media of all types, and models) in which such Intellectual Property Products shall be recorded or otherwise fixed. The Participant further agrees promptly to disclose in writing and deliver to the Company all Intellectual Property Products created during his or her engagement by the Company, whether or not during normal business hours. The Participant agrees that all works of authorship created by the Participant during his or her engagement by the Company shall be works made for hire of which the Company is the author and owner of copyright. To the extent that any competent decision-making authority should ever determine that any work of authorship created by the Participant during his or her engagement by the Company is not a work made for hire, by accepting an Award, the Participant assigns all right, title and interest in the copyright therein, in perpetuity and throughout the world, to the Company. To the extent that this Plan does not otherwise serve to grant or otherwise vest in the Company all rights in any Intellectual Property Product created by the Participant during his or her engagement by the Company, by accepting an Award, the Participant assigns all right, title and interest therein, in perpetuity and throughout the world, to the Company. The Participant agrees to execute, immediately upon the Company’s reasonable request and without charge, any further assignments, applications, conveyances or other instruments, at any time, whether or not the Participant is engaged by the Company at the time such request is made, in order to permit the Company and/or its respective assigns to protect, perfect, register, record, maintain, or enhance their rights in any Intellectual Property Product; provided that the Company shall bear the cost of any such assignments, applications or consequences. Upon termination of the Participant’s employment by the Company for any reason whatsoever, and at any earlier time the Company so requests, the Participant will immediately deliver to the custody of the person designated by the Company all originals and copies of any documents and other property of the Company in the Participant’s possession, under the Participant’s control or to which he or she may have access.

A-20

For purposes of this Section 15, the term “Company” shall include the Company and its Affiliates.

16. General. (a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b) Nontransferability. (i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement. (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

A-21

(c) Tax Withholding. (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability.

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

A-22

(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i) Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

A-23

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

A-24

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof.

(p) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Code Section 162(m) Approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

A-25

(s) Code Section 409A.

(i) Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A.

(ii) If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his or her termination of service, no amount that is nonqualified deferred compensation subject to Code Section 409A and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within 30 days following the date of the Participant’s death. For purposes of Code Section 409A, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Code Section 409A, unless the applicable Award agreement provides otherwise, such Award shall be payable upon the Participant’s “separation from service” within the meaning of Code Section 409A. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

(iii) Any adjustments made pursuant to Section 12 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 12 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Code Section 409A or (y) comply with the requirements of Code Section 409A.

(t) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(u) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

A-26

(v) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under the Plan.

(w) Erroneously Awarded Compensation. All Awards shall be subject (including on a retroactive basis) to (i) any clawback, forfeiture or similar incentive compensation recoupment policy established from time to time by the Company, including any such policy established to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (iii) the rules and regulations of the NYSE MKT stock exchange or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding Award agreements.

*      *      *

A-27

COMMAND SECURITY CORPORATION CSC AVIATION SAFEGUARDS

512 HERNDON PARKWAY
SUITE A
HERNDON, VA 20170

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/moc2017**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12779-P81919 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMMAND SECURITY CORPORATION The Board of Directors recommends you vote **FOR the following:**	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors **Nominees:** 01) Craig P. Coy 02) Jerry L. Johnson	☐	☐	☐	____________________

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report are available at www.proxyvote.com.

E12780-P81919

COMMAND SECURITY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder hereby appoints Craig P. Coy and N. Paul Brost, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, all of the shares of Common Stock of Command Security Corporation that the shareholder is entitled to vote, on all matters properly coming before the Annual Meeting of Shareholders to be held at 10:00 a.m., Eastern Time on September 14, 2017, and any adjournment or postponement thereof, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the shareholder.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01)  Craig P. Coy

02)  Jerry L. Johnson

The Board of Directors recommends you vote FOR the following proposals:

2.     Ratification of D’Arcangelo & Co. LLP as our independent registered public accounting firm.

3.      Approval of the amendment and restatement of the Command Security Corporation........2009 Omnibus Equity Incentive Plan, including an increase in the number of shares subject to the plan.

Note: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.